UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 15, 2022

Oncocyte Corporation

(Exact name of registrant as specified in its charter)

California	1-37648	27-1041563
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 Cushing

Irvine, California 92618

(Address of principal executive offices)

(949) 409-7600

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	OCX	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed by Oncocyte Corporation (the “Company”) as an amendment of and supplement to the Current Report on Form 8-K filed the Company on July 21, 2022 (the “Original Report”). The Original Report was filed, among other things, to report voting results with respect to Proposal No. 5 (as defined below) at the Company’s 2022 Annual Meeting of Stockholders (the “Meeting”) held on July 15, 2022. This Amendment amends the Original Report to update the disclosure regarding the previously reported results with respect to Proposal No. 5.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As reported in the Original Report, at the Meeting, the shareholders of the Company voted on a proposal (“Proposal No. 5”) to approve an amendment (the “Plan Amendment”) to the Company’s 2018 Equity Incentive Plan (the “Incentive Plan”) to eliminate “fungible share counting” in order to provide that any shares of common stock granted in connection with any awards will be counted against the number of shares available for the grant of awards under the Incentive Plan as one share for every award at the Meeting, as more fully described in the definitive proxy statement on Schedule 14A relating to the Meeting, which was filed with the Securities and Exchange Commission on June 8, 2022 (the “Proxy Statement”). Approval of Proposal No. 5 required the affirmative vote of a majority of the shares represented at the Meeting, provided that a quorum is present. However, the Proxy Statement erroneously stated that approval of Proposal No. 5 required the affirmative vote of a majority of the shares present and voting on Proposal No. 5 at the Meeting.

As disclosed in the Original Report, the voting results for Proposal No. 5 were as follows:

Shares Voted
For	Against	Abstained	Broker Non-Votes
42,563,690	30,005,136	218,250	21,793,461

Accordingly, because the 42,563,690 votes cast in favor of Proposal No. 5 at the Meeting did not constitute a majority of the shares represented at the Meeting, Proposal No. 5 to approve the Plan Amendment was not approved by the Company’s shareholders at the Meeting, and the statements in the Original Report to the contrary were made in error and are updated as set forth in this Amendment.

Item 9.01 - Financial Statements and Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOCYTE CORPORATION

Date: February 17, 2023	By:	/s/ Anish John
Anish John
Chief Financial Officer